Filed Pursuant to Rule 497(e)

Registration No. 333-139872

TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund

TDX Independence 2020 Exchange-Traded Fund

TDX Independence 2030 Exchange-Traded Fund

TDX Independence 2040 Exchange-Traded Fund

TDX Independence In-Target Exchange-Traded Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated June 30, 2010 to the

currently effective Prospectus dated September 28, 2009 and the Statement of Additional

Information dated September 28, 2009, and all supplements thereto

XShares Group, Inc., the parent company of XShares Advisors LLC (“XShares”), which serves as the investment adviser to the TDX Independence Funds, Inc. (the “Company”), and Deutsche Bank have consummated an agreement pursuant to which Deutsche Bank acquired all of the issued and outstanding membership interests in XShares and, as a result, consequently gained control of XShares (the “Transaction”). Deutsche Bank did not acquire any other assets of XShares Group, Inc. in connection with the Transaction. The Transaction closed on June 30, 2010 (the “Closing”). Upon the Closing, XShares was rebranded DBX Strategic Advisors, LLC (“DBX”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Closing resulted in the assignment (as defined in the 1940 Act) of each of: (i) the Company’s current investment advisory agreement (the “Advisory Agreement”) between the Company and XShares; (ii) the current sub-advisory agreement between XShares and Amerivest Investment Management, LLC (“Amerivest”) (the “Amerivest Sub-Advisory Agreement”); and (iii) the current sub-advisory agreement between XShares and TDAM USA Inc. (“TDAM”) (the “TDAM Sub-Advisory Agreement”) (each, an “Agreement,” and collectively, the “Current Agreements”).

As a result and in anticipation of the Transaction and Closing, at an in-person meeting of the Board of Directors (the “Board”) of the Company held on June 29, 2010 (the “Meeting”), the Board approved, pursuant to Rule 15a-4(b)(2) under the 1940 Act: (i) an interim investment advisory agreement between the Company and DBX; (ii) an interim sub-advisory agreement between DBX and Amerivest; and (iii) an interim sub-advisory agreement between DBX and TDAM (collectively, the “Interim Agreements”). The Interim Agreements became effective upon the Closing. Pursuant to the Interim Agreements, DBX, Amerivest and TDAM will serve in their respective capacities until the earlier of: (i) the date on which the Funds’ shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and DBX, and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between DBX and TDAM; or (ii) one-hundred fifty (150) days from date of the Closing. The terms of the Interim Agreements are substantially identical to the Current Agreements. In addition, the compensation to be paid to each of DBX, Amerivest and TDAM will be no greater than the compensation either DBX, Amerivest or TDAM received under the Current Agreements.

At the Meeting, the Board also approved the New Advisory Agreement and the New Sub-Advisory Agreement (collectively, the “New Agreements”). The New Agreements are subject to, and will take effect upon, the approval by the affirmative vote of a “majority of outstanding voting securities” (as defined in the 1940 Act) of each Fund. If approved, the New Agreements would remain in effect for an initial term of two years, and continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually: (i) by either the Board or by vote of a “majority of outstanding voting securities” (as defined in the 1940 Act) of each Fund; and (ii) in either event, by the vote of a majority of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) cast in-person at a meeting called for the purpose of voting on such approval.

The New Advisory Agreement contains substantially similar terms as the Advisory Agreement, including, the payment of a unified management fee. More particularly, pursuant to the New Advisory Agreement, the Company will pay to DBX an advisory fee computed daily and payable monthly in an amount equal to 0.65% on an annualized basis of each Fund’s average daily net assets. DBX and Amerivest have contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit each Fund’s net annual operating expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). Amerivest’s obligations under the Expense Cap will terminate effective September 30, 2010. For the term of its obligations with respect to the Expense Cap, Amerivest will reimburse the Funds any operating expenses (“Excess Expenses”) that exceed the Expense Cap up to an amount not exceeding $250,000.00 (the “Amerivest Cap”). Any Excess Expenses above the Amerivest Cap that are payable, will be reimbursed to the Funds by DBX. DBX has voluntarily agreed to maintain the Expense Cap until at least September 30, 2011.

The New Sub-Advisory Agreement contains substantially identical terms as the TDAM Sub-Advisory Agreement. In accordance with the terms of the New Sub-Advisory Agreement, DBX will pay a fee to TDAM equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. In addition, a minimum annual investment management fee of $35,000 per Fund payable by DBX to TDAM will apply.

The Board has called a joint special meeting (the “Joint Meeting”) of each Fund’s shareholders to consider the approval of the New Agreements. Fund shareholders will receive additional information about the Transaction and the New Agreements prior to the Joint Meeting.

The Transaction is not expected to result in any material changes to the Funds’ investment strategies or day-to-day management of the Funds or any increase in the Funds’ fees and expenses.

Deutsche Bank is a global banking institution that is engaged in a wide range of financial services. DBX will be organized as an entity within Deutsche Bank.

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